SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549




                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


               Date of Report:  December 26, 1996



                         THE KROGER CO.
     (Exact name of registrant as specified in its charter)


An Ohio Corporation             No. 1-303         31-0345740
(State or other jurisdiction  (Commission File    (IRS Employer
of incorporation)              Number)             Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

Item 5.        Other Events
-------        ------------

               On August 13, 1996, The Kroger Co. executed a Credit Agreement among the Company, the Lender named therein, The Bank of New York, as Agent, and BNY Capital Markets, Inc, as Arranging Agent. A copy of the Credit Agreement is attached hereto as Exhibit 4.


Item 7.        Financial Statements, Pro Forma Financial
------         -----------------------------------------
               Information and Exhibits
               ------------------------
               (c)  Exhibits:

                    4.1  Credit Agreement dated December 13,
                    1996, among the Company, the Lenders named therein, The Bank of New York, as Agent, and BNY Capital Markets, Inc., as Arranging Agent.




                                      SIGNATURE
                                      ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   THE KROGER CO.



December 26, 1996                  By     /s/ Paul Heldman
                                     -------------------------
                                      Paul Heldman
                                      Vice President, Secretary
                                       and General Counsel

                          EXHIBIT INDEX



Exhibit No.                             Exhibit
-----------                             -------
   4.1 Credit Agreement dated December 13, 1996, among the Company, the Lenders named therein, The Bank of New York, as Agent, and BNY Capital Markets,
               Inc., as Arranging Agent.